Corient Registered Alternatives Fund

Consolidated Schedule of Investments (Unaudited)

June 30, 2025

Investments - 98.6%	Investment Type	Acquisition Date	Shares	Cost	Fair Value
Direct Investments - 1.7%
Direct Equity - 1.7%
North America - 1.7%
NP/BF Holdings, LP*[1]	Partnership Interest	4/30/2025	5,000	$5,000,000	$5,000,000
Total Direct Equity				5,000,000	5,000,000
Total Direct Investments - 1.7%				5,000,000	5,000,000
Investment Funds - 80.8%
Direct Equity - 6.1%
North America - 6.1%
BayPine Monarch Co-Invest, LP*[1]	Limited Partnership	6/24/2025	N/A	$5,020,453	$5,000,000
Coalesce Diamond Coinvest, LP *[1,2,3]	Limited Partnership	5/21/2025	N/A	4,026,667	4,000,000
CPF Midway Fund-A, LP*[1,2]	Limited Partnership Interest	3/18/2025	N/A	3,853,587	4,653,750
GreyLion TGNL Holdings, LP*[1,3]	Limited Partnership	6/20/2025	N/A	4,663,613	4,566,667
Total Direct Equity				17,564,320	18,220,417

Liquid Income- 1.6%
North America - 1.6%
Vanguard Total Bond Market Index Fund	Institutional Shares	3/4/2025	488,759	5,000,000	5,029,325
Total Liquid Income				5,000,000	5,029,325

Other Income - 20.6%
North America - 20.6%
Axonic Strategic Income Fund I	Class I Shares	2/3/2025	1,675,986	15,000,000	15,050,354
Cliffwater Enhanced Lending Fund CL	Ordinary Shares	6/2/2025	1,084,011	12,000,000	12,097,561
Dawson Portfolio Finance Evergreen, LP	Limited Partnership, Class I-1	2/3/2025	20,049	20,000,000	20,101,529
Maxim Income Opportunity Fund I, LP2	Limited Partnership	2/3/2025	N/A	8,550,000	8,550,000
Revere Specialty Finance Fund, LP	Limited Partnership, Founders Class	2/3/2025	N/A	5,000,000	5,045,302
Total Other Income				60,550,000	60,844,746

Secondary Funds - 18.9%
Europe - 1.0%
CF24XB SCSp*[1]	Limited Partnership	6/12/2025	N/A	3,040,834	3,000,000
Total Europe				3,040,834	3,000,000
North America - 17.9%
Graham Partners GKP Continuation Fund, LP*[1,2]	Class I Shares	3/28/2025	N/A	4,253,518	4,253,518
Green Equity Investors CF IV-C, LP*[1,2]	Limited Partnership	4/15/2025	N/A	2,926,256	2,926,256
Green Equity Investors CF IV-J, LP*[1,2]	Limited Partnership	4/30/2025	N/A	3,562,500	3,562,500
JLL Partners Fund VII Secondary (A), LP*[1,2]	Limited Partnership	4/28/2025	N/A	10,915,917	10,915,917
Miller Holdings (Offshore), LP - Common*[1]	Class I Shares	3/12/2025	N/A	5,464,470	5,334,830
Miller Holdings (Offshore), LP - Preferred[1,2]	Limited Partnership, Class I-1	3/19/2025	N/A	7,690,244	9,168,975
RCP Nats Co-Investment Fund, LP*[1]	Limited Partnership	3/12/2025	N/A	3,500,000	3,499,909
True Wind Capital II-A, LP*[1,2]	Limited Partnership, Founders Class	3/31/2025	N/A	2,454,891	2,735,226
Waud Capital Partners QP IV, LP*[1,2,3]	Limited Partnership	6/30/2025	N/A	3,227,499	3,554,593
Waud Capital Partners QP V, LP*[1,2,3]	Limited Partnership	6/30/2025	N/A	5,249,151	5,757,335
Waud Capital Partners QP VI, LP*[1,2,3]	Limited Partnership	6/30/2025	N/A	1,295,847	1,388,512
Total North America				50,540,293	53,097,571
Total Secondary Funds				53,581,127	56,097,571

Unlisted BDC - 17.2%
North America - 17.2%
Blue Owl Credit Income Corp.	Class I Shares	2/3/2025	2,308,173	22,000,000	21,812,237
Cliffwater Corp. Lending Fund I	Ordinary Shares	2/3/2025	2,044,513	22,000,000	22,121,634
iDirect Private Credit Fund, LP1	Limited Partnership, Class I	2/3/2025	7,130,710	7,100,000	7,130,710
Total Unlisted BDC				51,100,000	51,064,581

Unlisted REIT- 16.4%
North America - 16.4%
Fortress Net Lease REIT	Class F-I Shares	2/3/2025	2,253,000	23,000,000	23,162,868
Invesco Commercial Real Estate Finance Trust, Inc.	Class I Shares	3/3/2025	537,226	13,500,000	13,480,995
J.P. Morgan Real Estate Income Trust, Inc.	Class E Shares	2/3/2025	1,086,711	12,000,000	12,049,341
Total Unlisted REIT				48,500,000	48,693,204
Total Investment Funds - 80.8%				236,295,447	239,949,844

Corient Registered Alternatives Fund

Consolidated Schedule of Investments (Unaudited)(Continued)

June 30, 2025

Short-Term Investments - 16.1%
North America - 16.1%
Fidelity Institutional Government Portfolio - Class I, 4.23%[4]	47,974,527	47,974,527	47,974,527
Total Short-Term Investments - 16.1%		47,974,527	47,974,527

Total Investments - 98.6%		289,269,974	292,924,371
Net Other Assets (Liabilities) - 1.4%			4,230,154
Total Net Assets - 100.0%			$297,154,525

BDC - Business Development Company

REIT - Real Estate Investment Trust

*	Investment is non-income producing.
[1]	Investment restricted for resale. Each investment may have been purchased on various dates and for different amounts. The date of the first purchase is reflected under Acquisition Date. Total fair value of restricted investments as of June 30, 2025, was $86,448,698, or 29.1% of net assets. Total cost of restricted investments as of June 30, 2025, was $83,245,447.
[2]	Investment has been committed to but has not been fully funded by the Fund.
[3]	All or a portion of this security is held through CoRA Blocker (US) LLC.
[4]	The rate is the annualized seven-day yield as of June 30, 2025.

See accompanying notes to the Schedule of Investments

Corient Registered Alternatives Fund

Notes to Schedule of Investments

June 30, 2025 (Unaudited)

Note 1 - Fair Value of Financial Instruments

The Fund values its investments at fair value in accordance with FASB ASC 820, Fair Value Measurement (“ASC 820”). The fair value of the Fund’s assets which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board has designated the Adviser as the valuation designee (“Valuation Designee”) for the Fund to perform in good faith the fair value determination relating to all Fund investments, under the Board’s oversight. The Valuation Designee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Certain investment funds that the Fund invests in (each, an “Investment Fund”) and certain direct investments in private credit and equity-related investments that are generally not publicly traded (“Direct Investments”) are valued based on the latest NAV reported by the third-party fund manager or general partner, as applicable. This includes adjusting the previous NAV provided by an investment manager with other relevant information available at the time the Fund values its portfolio, including capital activity and events occurring between the reference dates of the investment manager’s valuation and the relevant valuation date, to the extent that the Adviser is aware of such information. This is commonly referred to as using NAV as a practical expedient which allows for estimation of the fair value of a private investment based on NAV or its equivalent if the NAV of the private fund is calculated in a manner consistent with ASC 946.

Securities for which the primary market is a national securities exchange are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the mean between the most recent bid and asked prices. Securities traded on the over-the-counter market are valued at their closing bid prices.

Note 2 – Fair Value Measurements

ASC 820 defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market to which the fund has access for the asset or liability. ASC 820 establishes a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in valuing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level I: Quoted prices are available in active markets for identical investments as of the reporting date. The types of investments which would generally be included in Level I include listed equities.

Level II: Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value is determined through the use of models or other valuation methodologies. The types of investments which would generally be included in Level II include corporate bonds and loans, and less liquid and restricted equity securities.

Level III: Pricing inputs are unobservable for the investment and include situations where there is little, if any, market activity for the investment. The inputs into the determination of fair value require significant management judgment or estimation. Those unobservable inputs, that are not corroborated by market data, generally reflect the reporting entity’s own assumptions about the assumptions market participants would use in determining the fair value of the investment. The types of investments which would generally be included in Level III include equity and/or debt securities issued by private entities and investments in private equity partnerships.

Corient Registered Alternatives Fund

Notes to Schedule of Investments

June 30, 2025 (Unaudited)(Continued)

The Fund has established valuation processes and procedures to ensure that the valuation techniques are fair and consistent, and valuation inputs are supportable. The Fund’s investments in Investment Funds are carried at fair value which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Valuation Designee to consider all relevant information available at the time the Fund values its portfolio. The Valuation Designee has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place. The Valuation Designee will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The fair value of an Investment Fund ordinarily will be the NAV of that Investment Fund determined and reported by the Investment Fund in accordance with the valuation policies established by the Investment Fund and/or its investment manager, absent information indicating that such NAV does not represent the fair value of the Investment Fund.

The fair value relating to certain underlying investments of these Investment Funds, for which there is no readily available market, has been estimated by the respective Investment Fund’s management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2025, in valuing the Fund’s assets and liabilities carried at fair value:

	Level 1	Level 2*	Level 3	NAV as a Practical Expedient	Total
Investments
Direct Investments	$—	$—	$5,000,000	$—	$5,000,000
Investment Funds[1]	54,298,874	—	—	185,650,970	239,949,844
Short-Term Investments	47,974,527	—	—	—	47,974,527
Total Investments	$102,273,401	$—	$5,000,000	$185,650,970	$292,924,371

1 For a detailed break-out of Investment Funds by category, please refer to the Schedule of Investments.

*The Fund did not hold any Level 2 securities at period end.